Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:

Fremont General Corporation

Debtor

CHAPTER 11 (BUSINESS)

Case Number:	8:08-bk-13421

Operating Report Number:	17

For the Month Ending:	31-Oct-09

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT — MASTER DEMAND ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS (1)		25,471,908

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		25,469,313

3. BEGINNING BALANCE:		2,595

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing	—

Accounts Receivable — Pre-filing	—

General Sales	—

Other (Specify) Transfers from Money Market Acct	708,000

TOTAL RECEIPTS THIS PERIOD:		708,000

5. BALANCE:		710,595

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		—

Disbursements (from page 2)		707,887

7. ENDING BALANCE:		2,709

8. General Account Number(s):	Well Fargo # xxxxxx1638 (2)

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking

	350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes

(1)	Receipts reflected in Master Demand Account include collections prior to the petition date.

(2)	Where indicated by an “x” throughout the MOR, the applicable digit has been hidden to prevent theft or other unauthorized access to the account. The information will be available to parties in interest upon reasonable request.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transferred	Disbursed	Amount
10/7/2009	wire	Ernst & Young	Professional fees		$1,541	$1,541
10/7/2009	wire	HSBC Bank	Annual Admin Fee		2,625	2,625
10/7/2009	wire	John Charles Loring	Director Fees		5,833	5,833
10/7/2009	wire	David S. Depillo	Director Fees		5,833	5,833
10/7/2009	wire	Mark Schaffer	Director Fees		5,833	5,833
10/7/2009	wire	Robert Shackleton	Director Fees		5,833	5,833
10/7/2009	wire	Barney Northcote	Director Fees		5,833	5,833
10/7/2009	wire	Kurtzman Carson Consultants	Professional fees		13,535	13,535
10/7/2009	wire	CRG Partners Group LLC	Professional fees		20,022	20,022
10/7/2009	wire	KPMG Corporate Finance LLC	Professional fees		25,000	25,000
10/7/2009	6000000470	LA Fine Arts	A/P vendor payments		330	330
10/7/2009	6000000471	Stephen H. Gordon	Director Fees		5,833	5,833
10/14/2009	wire	Epstein, Becker, & Green P.C.	Professional fees		2,410	2,410
10/14/2009	wire	Caldwell Law Firm	Professional fees		7,140	7,140
10/14/2009	wire	FTI Consulting	Professional fees		53,394	53,394
10/14/2009	wire	Patton Boggs LLP	Professional fees		77,153	77,153
10/14/2009	6000000472	Iron Mountain Records Mgmt Inc	A/P vendor payments		861	861
10/20/2009	wire	Wells Fargo	Client Analysis Service Charge		2,859	2,859
10/21/2009	wire	Bowne of Los Angeles Inc	A/P vendor payments		675	675
10/21/2009	wire	Stutman, Treister, and Glatt PC	Professional fees		103,065	103,065
10/21/2009	wire	Weiland, Golden, Smiley, Wang, Ekvall, and Strok LLP	Professional fees		115,386	115,386
10/21/2009	wire	Klee, Tuchin, Bogdanoff & Stern LLP	Professional fees		206,641	206,641
10/21/2009	6000000473	Merrill Lynch Pierce Fenner and Smith Inc.	A/P vendor payments		5,750	5,750
10/21/2009	6000000474	US Trustee	US Trustee Quarterly Fee		9,749	9,749
10/21/2009	6000000475	West Payment Center	A/P vendor payments		3,656	3,656
10/28/2009	wire	CRG Partners Group LLC	Professional fees		20,766	20,766
10/28/2009	6000000476	LA Fine Arts	A/P vendor payments		330	330

TOTAL DISBURSEMENTS THIS PERIOD:				$ —	$707,887	$707,887

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	10/31/2009	Balance on Statement:	$10,872

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			$—

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
6000000451	7/29/2009	2,000

6000000471	10/7/2009	5,833

6000000476	10/28/2009	330

TOTAL OUTSTANDING CHECKS:			$8,163

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$2,709

I. CASH RECEIPTS AND DISBURSEMENTS
B. (COMMERCIAL MONEY MARKET ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR REPORTS	38,133,815

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR REPORTS	11,552,733

3. BEGINNING BALANCE:	26,581,081

4. RECEIPTS DURING CURRENT PERIOD:
Transferred from General Account	—

Interest Income	2,676

TOTAL RECEIPTS THIS PERIOD:	2,676

5. BALANCE:	26,583,757

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 5)	708,000

Disbursements (from page 5)	3,269

7. ENDING BALANCE:	25,872,488

8. COMMERCIAL MONEY MARKET ACCOUNT Number(s):	xxxxxx8097

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking

350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

     TOTAL DISBURSEMENTS FROM COMMERCIAL MONEY MARKET ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee	Purpose	Transferred	Disbursed	Amount
10/7/2009	wire	Fremont General Corporation	Bank account transfer	$98,000		$98,000
10/14/2009	wire	Fremont General Corporation	Bank account transfer	141,000		141,000
10/20/2009	wire	Wells Fargo	Client Analysis Service Charge		3,269	3,269
10/21/2009	wire	Fremont General Corporation	Bank account transfer	448,000		448,000
10/28/2009	wire	Fremont General Corporation	Bank account transfer	21,000		21,000

			TOTAL DISBURSEMENTS THIS PERIOD:	$708,000	$3,269	$711,269

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COMMERCIAL MONEY MARKET ACCOUNT
BANK RECONCILIATION

	Bank statement Date:	10/31/2009	Balance on Statement:	$25,872,488

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:	$25,872,488

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

	Frequency of Payments		Post-Petition payments
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	not made (Number)	Total Due

—	—	—	—	—

			TOTAL DUE:	—
III. TAX LIABILITIES

FOR THE REPORTING PERIOD:	October 31, 2009
	Gross Sales Subject to Sales Tax:	—

	Total Wages Paid:	—

		Total Post-Petition		Date Delinquent
		Amounts Owing	Amount Delinquent	Amount Due
	Federal Withholding	—	—	N/A
	State Withholding	—	—	N/A
	FICA- Employer’s Share	—	—	N/A
	FICA- Employee’s Share	—	—	N/A
	Federal Unemployment	—	—	N/A
	Sales and Use	—	—	N/A
	Real Property	—	—	N/A
Other:
	TOTAL:	—	—

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:	10/31/2009
(Provide a copy of monthly account statements for each of the below)

	General Account:		2,709

	Money Market Account:		25,872,488

	Payroll Account:	(1)	N/A

Other Accounts:

Other Monies:

	Petty Cash (from below):		—

TOTAL CASH AVAILABLE:				25,875,197

Petty Cash Transactions:
Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:		N/A	—

(1)	The Debtor’s payroll account has been closed.

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	—	—	—
31 - 60 days	—	—	—
61 - 90 days	—		—
91 - 120 days	—		—
Over 120 days	6,273	118,819
TOTAL:	6,273	118,819	—
V. INSURANCE COVERAGE

			Policy Expiration	Premium Paid
Name of Carrier	Insurance Type	Amount of Coverage	Date	Through (Date)
XL Specialty	Directors & Officers	15,000,000	4/01/09-1/01/10	1/1/10
Continental Casualty	Excess D&O	15,000,000	4/01/09-1/01/10	1/1/10
U.S. Specialty	Excess D&O	15,000,000	4/01/09-1/01/10	1/1/10
RSUI Indemnity	Excess D&O	15,000,000	4/01/09-1/01/10	1/1/10
Allied World Natl	Excess D&O	10,000,000	4/01/09-1/01/10	1/1/10
U.S. Specialty	Excess D&O	10,000,000	4/01/09-1/01/10	1/1/10
Liberty Mutual	Excess D&O	10,000,000	4/01/09-1/01/10	1/1/10
Navigators Ins.	Excess D&O	10,000,000	4/01/09-1/01/10	1/1/10
Westchester Surplus	Excess D&O	10,000,000	4/01/09-1/01/10	1/1/10
Platte River	Excess D&O	10,000,000	4/01/09-1/01/10	1/1/10
Scottsdale Ins.	Excess D&O	5,000,000	4/01/09-1/01/10	1/1/10
XL Specialty	Run-off D&O	20,000,000	1/01/07-1/01/14	1/1/14
Continental Casualty	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
RSUI Indemnity	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
New Mkts Undrwrtr	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Platte River	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
St. Paul Mercury	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Liberty Mutual	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Columbia Casualty	Fiduciary Liability	10,000,000	4/01/09-1/01/10	1/1/10
XL Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-1/01/10	1/1/10
U.S. Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-1/01/10	1/1/10
Navigators Ins.	Excess Fiduciary Liability	10,000,000	4/01/09-1/01/10	1/1/10
Allied World Natl	Excess Fiduciary Liability	5,000,000	4/01/09-1/01/10	1/1/10
Westchester Surplus	Excess Fiduciary Liability	5,000,000	4/01/09-1/01/10	1/1/10
XL Specialty	Run-off Fiduciary	15,000,000	1/01/07-1/01/14	1/1/14
Capital Indemnity	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Houston Casualty	Run-off Fiduciary	5,000,000	1/01/07-1/01/14	1/1/14
National Union Fire	Crime Coverage	15,000,000	4/01/09-1/01/10	1/1/10
Zurich American	Excess Crime Coverage	15,000,000	4/01/09-1/01/10	1/1/10
Continental Ins.	Excess Crime Coverage	10,000,000	4/01/09-1/01/10	1/1/10
Federal Insurance	Errors & Omissions	5,000,000	4/01/09-1/01/10	1/1/10
U.S. Specialty	Excess E&O	5,000,000	4/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Automobile	1,000,000	1/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Excess and Umbrella	5,000,000	1/01/09-1/01/10	1/1/10
Great American	Excess Umbrella	20,000,000	1/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Package	14,499,247	1/01/09-1/01/10	1/1/10
State Compensation Fund of CA	Workers Compensation	1,000,000	1/01/09-1/01/10	1/1/10

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

	Total Disbursements				Quarterly Fees Still
Quarterly Period Ending (Date)	(during Quarter)	Quarterly Fees	Date Paid	Amount Paid	Owing
June 30, 2008	0	325	22-Aug-2008	325	—
June 30, 2008	0	1	1-Oct-2008	1	—
September 30, 2008	851,493	4,875	19-Nov-2008	4,875	—
December 31, 2008	3,817,827	10,400	21-Jan-2009	10,400	—
March 31, 2009	3,442,105	10,400	15-Apr-2009	10,400	—
June 30, 2009	2,311,647	9,750	15-Jul-2009	9,750	—
September 30, 2009	2,677,616	9,750	21-Oct-2009	9,749	—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
		45,501		45,500	—

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order Authorizing		Gross Compensation
Name of Insider	Compensation	Authorized Gross Compensation	Paid During the Month

No compensation disbursements made to insiders during the period.
VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order Authorizing		Amount Paid During the
Name of Insider	Compensation	Description	Month
Robert Shackleton	9/29/08	Director fees	5,833
Mark Schaffer	9/29/08	Director fees	5,833
John Charles Loring	9/29/08	Director fees	5,833
Barney Northcote	9/29/08	Director fees	5,833
David S. Depillo	9/29/08	Director fees	5,833
Stephen H. Gordon	9/29/08	Director fees	5,833

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
	10/31/09	6/19/08-10/31/09
Sales/Revenue:
Net Sales/Revenue	$—	$—

Cost of Goods Sold:
Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—

Other Operating Income (Itemize)	—	—

Operating Expenses:

Payroll — Insiders	—	—

Compensation- regular (intercompany allocation)	110,149	2,151,603

Compensation- group insurance		—

Compensation- 401(k)/ESOP/Incentive	5,754	(1,700,580)

Occupancy	1,191	510,117

Payroll Taxes		—

Other Taxes (Itemize)		—

Information systems		39,722

Advertising and promotion		23,635

Telecom		(115)

Travel		2,670

Printing and supplies	675	31,567

Postage		(29,156)

All other	44,784	397,820

Depreciation and Amortization	287	22,692

Rent Expense — Real Property		—

Lease Expense — Personal Property		—

Insurance	163,258	2,675,655

Miscellaneous Operating Expenses (Itemize)	—	—

Total Operating Expenses	326,098	4,125,630

Net Gain/(Loss) from Operations	(326,098)	(4,125,630)

Non-Operating Income:
Interest Income	2,676	227,772

Net Gain on Sale of Assets (Itemize)		—

Other — Equity in Earnings of Subsidiaries	(1,552,718)	116,730,653

Other (Itemize) — SERP	—	(75,276)

Total Non-Operating income	(1,550,042)	116,883,149

Non-Operating Expenses:
Interest Expense (1)	23,914	392,190

Legal and Professional (Itemize) (2)	865,584	14,323,043

Other (Itemize)	—	—

Total Non-Operating Expenses	889,498	14,715,233

NET INCOME/(LOSS)	$(2,765,638)	$98,042,286

Notes:

(1)	Represents amortization of capitalized debt issuance costs.

(2)	Represents professional fee accruals (estimates) by the Debtor for financial statement (GAAP) purposes.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:

Unrestricted Cash	$25,875,197

Accounts Receivable	118,819

Intercompany Receivable	610,289

Prepaid Expenses	2,781,599

Other (Itemize) — SERP / EBP Accounts & Other Benefit Accounts	11,956,771

Other (Itemize) — Investment — FG Financing	3,092,777

Total Current Assets		44,435,452

Property, Plant, and Equipment	168,996

Accumulated Depreciation/Depletion	(16,922)

Net Property, Plant, and Equipment		152,074

Other Assets (Net of Amortization):

Other (Itemize) — GSOP Merrill Lynch Acct. xxx-37M01	14,928

Investment in Subsidiary	401,313,678

Total Other Assets		401,328,606

TOTAL ASSETS		$445,916,132

LIABILITIES
Post-petition Liabilities:

Accounts Payable	6,273

Accruals (1)	2,948,613

Taxes Payable	—

Professional fees	—

Accrued Interest Payable	—

Other (2)	10,435,974

Total Post-petition Liabilities		13,390,860

Pre-petition Liabilities / Liabilities Subject to Compromise:

Priority Liabilities	—

Unsecured Liabilities (3)	378,016,512

Total Pre-petition Liabilities		378,016,512

TOTAL LIABILITIES		391,407,372

EQUITY:
Pre-petition Owners’ Equity (4)	(53,771,251)

Post-petition Profit/(Loss)	98,042,286

Direct Charges to Equity	10,237,725

TOTAL EQUITY		54,508,760

TOTAL LIABILITIES & EQUITY		$445,916,132

Notes:

(1)	Includes accruals (estimates) by the Debtor for financial statement presentation (GAAP) purposes.

(2)	Includes an accrued post-petition intercompany payable to Fremont Reorganizing Corporation of $10 million.

(3)	Includes the accruals (estimates) recorded by the Debtor for financial statement presentation (GAAP) purposes, including an accrual for litigation settlements totaling $36.2 million related to the following matters and related proofs of claim: The Bank of New York v. Fremont General Corporation; Enron Creditors Recovery Corp., et al. v. J.P. Morgan Securities, et al.; California Insurance Commissioner v. Rampino, et al.; and California Insurance Commissioner v. Fremont General Corporation, et al. These litigation settlements were approved, pursuant to Federal Rule of Bankruptcy Procedure 9019, by the Bankruptcy Court in 2009, and each settlement resulted in deemed allowed general unsecured claims against the Debtor’s bankruptcy estate in varying amounts.

(4)	Reflects the changes in the Pre-petition Liabilities/Liabilities Subject to Compromise, as further described in footnote 3 above.

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	☑	☐

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:
		☑	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization.

During the reporting period, both the Official Committee of Unsecured Creditors and the Official Committee of Equity Holders filed certain amendments and modifications to their respective competing chapter 11 plans and disclosure statements [see, e.g., Docket Nos. 1082 & 1106]. Following a lengthy hearing on October 14, 2009, the Bankruptcy Court approved the adequacy of both committees’ disclosure statements. On October 13, 2009, new plan proponent New World Acquisition, LLC (“New World”) filed a chapter 11 plan and disclosure statement, as well as a motion to approve the adequacy of the disclosure statement and a motion to shorten time [Docket Nos. 1111-1114]. Those New World plan documents were subsequently amended on October 19, 2009, after the Bankruptcy Court had determined to shorten time for a hearing on New World’s disclosure statement [see Docket Nos. 1122-1126 & 1138-1140]. Various parties in interest objected to the New World disclosure statement before, on, and after the October 30, 2009 deadline set by the Bankruptcy Court [see Docket Nos. 1149, 1164-1166, 1180-1181 & 1195].

4.	Describe potential future developments which may have a significant impact on the case:

On November 6, 2009, New World filed further amended versions of its plan and disclosure statement, as well as a response to objections thereto [see Docket Nos. 1188-1193]. A hearing regarding the adequacy of the New World disclosure statement was held on November 12, 2009. The Debtor anticipates that solicitation will begin on two or three of the proposed plans during the month of November 2009.

5.
Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. See the attached Order Granting Motion for Relief from the Automatic Stay Under 11 U.S.C. section 362 (Action in Non-bankruptcy Forum) (MOVANT: ERISA Plaintiffs Johannesson, Horvat, et al.) entered on October 29, 2009 [Docket No. 1163].

		No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	☑	☐

I,
Thea Stuedli, Chief Financial Officer of Fremont General Corporation declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Attorney or Party Name, Address, Telephone & FAX Numbers, and	FOR COURT USE ONLY
California State Bar Number	FILED & ENTERED OCT 29 2009
THEODORE B. STOLMAN (State Bar No. CA 52099)	CLERK U.S. BANKRUPTCY COURT
WHITMAN L. HOLT (State Bar No. CA 238198)	Central District of California
STUTMAN, TREISTER & GLATT, P.C.	BY daniels DEPUTY CLERK
1901 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067
Telephone: (310) 228-5600
Facsimile: (310) 228-5788

☐ Individual appearing without counsel
☑ Attorney for: Fremont General Corporation,
Debtor and Debtor in Possession

UNITED STATES BANKRUPTCY COURT
CENTRAL DISTRICT OF CALIFORNIA

In re: FREMONT GENERAL CORPORATION,	CHAPTER: 11

a Nevada corporation,	CASE NO.: 8:08-bk-13421-ES

Tax I.D. 95-2815260	DATE: November 3, 2009 TIME: 9:30 A.M.
Debtor.	CTRM: Courtroom 5A FLOOR: 5th Floor

ORDER GRANTING MOTION FOR RELIEF FROM THE AUTOMATIC STAY
UNDER 11 U.S.C. § 362 (Action in Non-bankruptcy Forum)
(MOVANT: ERISA Plaintiffs Johannesson, Horvat, et al.)
1.	The Motion was: ☐ Contested ☐ Uncontested ☑ Settled by stipulation

2.	The Motion affects the following non-bankruptcy case or administrative proceeding:

Case name: In re Fremont General Corporation Litigation

Docket number: CV07-02693 FMC (FMMx)

Court or agency where pending: United States District Court for the Central District of California

3.	The Motion is granted under: ☑ 11 U.S.C. § 362(d)(1) ☐ 11 U.S.C. § 362(d)(2)

4.	As to Movant, its successors, transferees and assigns (“Movant”), the stay of 11 U.S.C. § 362(a) is:
a.	☐	Terminated as to Debtor(s) and Debtor’s(s’) estate.

b.	☐	Annulled retroactively to the date of the bankruptcy petition filing.

c.	☑	Modified or conditioned as set forth in that certain Stipulation Regarding Limited Relief from the Automatic Stay With Respect to an ERISA Class Action Lawsuit between the Movants and the Debtor [Exhibit “A” to Docket No. 1081].
5.	Movant may proceed in the non-bankruptcy forum to final judgment (including any appeals) in accordance with applicable non- bankruptcy law.

6.	Limitations on Enforcement of Judgment: Movant is permitted to enforce its final judgment only by (specify all that apply):
a.	☐	Collecting upon any available insurance in accordance with applicable non-bankruptcy law.

b.	☐	Proceeding against the Debtor(s) as to NON-estate property or earnings.

c.	☑	To the extent consistent with that certain Stipulation Regarding Limited Relief from the Automatic Stay With Respect to an ERISA Class Action Lawsuit between the Movants and the Debtor [Exhibit “A” to Docket No. 1081].
(Continued on next page)

This form is mandatory by Order of the United States Bankruptcy Court for the Central District of California.
January 2009
F 4001-10.NA

F 4001-10.NA
Order on Motion for Relief from Stay (Non-bankruptcy Action) — Page 1 of 6

In re	Fremont General Corporation,		CHAPTER: 11

		Debtor.	CASE NO.: 8:08-bk-13421-ES

7.	This Court further orders as follows:

	a.	☑	This Order shall be binding and effective despite any conversion of this bankruptcy case to a case under any other chapter of Title 11 of the United States Code.

	b.	☑	The 10-day stay provided by Bankruptcy Rule 4001(a)(3) is waived.

	c.	☐	The provisions set forth in the Extraordinary Relief Attachment shall also apply (attach Optional Form F 4001-1O.ER).

	d.	☐	See attached continuation page for additional provisions.
###

DATED: October 29, 2009
United States Bankruptcy Judge

This form is mandatory by Order of the United States Bankruptcy Court for the Central District of California.

January 2009	F 4001-10.NA

F 4001-10.NA
Order on Motion for Relief from Stay (Non-bankruptcy Action) — Page 2 of 6

In re	Fremont General Corporation,	CHAPTER: 11

	Debtor:	CASE NO.: 8:08-bk-13421-ES
     NOTE: When using this form to indicate service of a proposed order, DO NOT list any person or entity in Category I. Proposed orders do not generate an NEF because only orders that have been entered are placed on the CM/ECF docket.
PROOF OF SERVICE OF DOCUMENT
I am over the age of 18 and not a party to this bankruptcy case or adversary proceeding. My business address is: 1901 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.
The foregoing document described [Proposed] ORDER GRANTING MOTION FOR RELIEF FROM THE AUTOMATIC STAY UNDER 11 U.S.C. § 362 (Action in Non-bankruptcy Forum) (MOVANT: ERISA Plaintiffs Johannesson, Horvat, et al.) will be served or was served (a) on the judge in chambers in the form and manner required by LBR 5005-2(d); and (b) in the manner indicated below:
I. TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”) — Pursuant to controlling General Order(s) and Local Bankruptcy Rule(s) (“LBR”), the foregoing document will be served by the court via NEF and hyperlink to the document.
On                                 , I checked the CM/ECF docket for this bankruptcy case or adversary proceeding and determined that the following person(s) are on the Electronic Mail Notice List to receive NEF transmission at the email address(es) indicated below:
     None.
☐    Service information continued on attached page
II. SERVED BY U.S. MAIL OR OVERNIGHT MAIL (indicate method for each person or entity served): On October 6, 2009, I served the following person(s) and/or entity(ies) at the last known address(es) in this bankruptcy case or adversary proceeding by placing a true and correct copy thereof in a sealed envelope in the United States Mail, first class, postage prepaid, and/or with an overnight mail service addressed as follows. Listing the judge here constitutes a declaration that mailing to the judge will be completed no later than 24 hours after the document is filed.
     See following page.
☑   Service information continued on attached page
III. SERVED BY PERSONAL DELIVERY, FACSIMILE TRANSMISSION OR EMAIL (indicate method for each person or entity served): Pursuant to F.R.Civ.P. 5 and/or controlling LBR, on                      I served the following person(s) and/or entity(ies) by personal delivery, or (for those who consented in writing to such service method), by facsimile transmission and/or email as follows. Listing the judge here constitutes a declaration that personal delivery on the judge will be completed no later than 24 hours after the document is filed.
☐    Service information continued on attached page
I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

10/06/2009	Melissa Altamirano	/s/ Melissa Altamirano

Date	Type Name	Signature
This form is mandatory by Order of the United States Bankruptcy Court for the Central District of California.
January 2009
F 4001-10.NA

F 4001-10.NA
Order on Motion for Relief from Stay (Non-bankruptcy Action) — Page 3 of 6

In re	Fremont General Corporation,	CHAPTER: 11

	Debtor.	CASE NO.: 8:08-bk-13421-ES
SERVICE BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”)
None.
SERVICE BY U.S. MAIL

Fremont General Corporation	United States Trustee
175 N. Riverview Drive	411 West Fourth Street, Suite 9041
Anaheim, CA 92808	Santa Ana, CA 92701-4593
Attention: General Counsel

Interim Lead Counsel	Interim Liaison Counsel
Lynn Lincoln Sarko	Michael D. Bruan
T. David Copley	BRUAN LAW GROUP, P.C.
KELLER ROHRBACK L.L.P.	10680 West Pico Blvd., Suite 280
1201 Third Avenue, Suite 3200	Los Angeles, CA 90064
Seattle, WA 98101-3052

Attys for Official Committee of Unsecured Creditors	Attys for the Official Committee of Equity Security Holders
Klee, Tuchin, Bogdanoff & Stern LLP	Weiland, Golden, et al.
Attn: Lee R. Bogdanoff, Esq.	Attn: Evan D. Smiley, Esq.
1999 Avenue of the Stars, 39th Floor	650 Town Center Drive, Suite 950
Los Angeles, CA 90067-6049	Costa Mesa, CA 92626

Debtor’s Special Litigation/Defense Counsel
Michael C. Lieb
Willenken Wilson Loh & Lieb LLP
707 Wilshire Blvd., Suite 3850
Los Angeles, CA 90017
SERVICE BY OVERNIGHT
The Honorable Erithe Smith
USBC — Central District of California
Ronald Reagan Federal Building and
United States Courthouse
411 West Fourth Street, Ste. 5041
Santa Ana, CA 92701-4593
This form is mandatory by Order of the United States Bankruptcy Court for the Central District of California.
January 2009
F 4001-10.NA

F 4001-10.NA
Order on Motion for Relief from Stay (Non-bankruptcy Action) — Page 4 of 6

In re	Fremont General Corporation,	CHAPTER: 11

	Debtor.	CASE NO.: 8:08-bk-13421-ES
NOTE TO USERS OF THIS FORM:
1)	Attach this form to the last page of a proposed Order or Judgment. Do not file as a separate document.

2)	The title of the judgment or order and all service information must be filled in by the party lodging the order.

3)	Category I. below: The United States trustee and case trustee (if any) will always be in this category.
4) Category II. below: List ONLY addresses for debtor (and attorney), movant (or attorney) and person/entity (or attorney) who filed an opposition to the requested relief. DO NOT list an address if person/entity is listed in category I.
NOTICE OF ENTERED ORDER AND SERVICE LIST
Notice is given by the court that a judgment or order entitled ORDER GRANTING MOTION FOR RELIEF FROM THE AUTOMATIC STAY UNDER 11 U.S.C. § 362 (Action in Non-bankruptcy Forum) (MOVANT: ERISA Plaintiffs Johannesson, Horvat, et al.) was entered on the date indicated as “Entered” on the first page of this judgment or order and will be served in the manner indicated below:
I. SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”) Pursuant to controlling General Order(s) and Local Bankruptcy Rule(s), the foregoing document was served on the following person(s) by the court via NEF and hyperlink to the judgment or order. As of October 6, 2009, the following person(s) are currently on the Electronic Mail Notice List for this bankruptcy case or adversary proceeding to receive NEF transmission at the email address(es) indicated below.
     See following page.
☑   Service information continued on attached page
II. SERVED BY THE COURT VIA U.S. MAIL: A copy of this notice and a true copy of this judgment or order was sent by U.S. Mail to the following person(s) and/or entity(ies) at the address(es) indicated below:
     See following page.
☑   Service information continued on attached page
III. TO BE SERVED BY THE LODGING PARTY: Within 72 hours after receipt of a copy of this judgment or order which bears an “Entered” stamp, the party lodging the judgment or order will serve a complete copy bearing an “Entered” stamp by U.S. Mail, overnight mail, facsimile transmission or email and file a proof of service of the entered order on the following person(s) and/or entity(ies) at the address(es), facsimile transmission number(s) and/or email address(es) indicated below:
     See following page.
☑   Service information continued on attached page
This form is mandatory by Order of the United States Bankruptcy Court for the Central District of California.
January 2009
F 4001-10.NA

F 4001-10.NA
Order on Motion for Relief from Stay (Non-bankruptcy Action) — Page 5 of 6

In re	Fremont General Corporation,	CHAPTER: 11

	Debtor.	CASE NO.: 8:08-bk-13421-ES
SERVICE BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”)
Kristen N Beall     kbeall@pattonboggs.com, bmcilwain@pattonboggs.com
Dustin P Branch     dustin.branch@kattenlaw.com
Frank Cadigan     frank.cadigan@usdoj.gov
Lisa W Chao     lisa.chao@doj.ca.gov
Kristopher Davis      ksdavis@ebglaw.com
Jesse S Finlayson     jfinlayson@faw-law.com, wmills@faw-law.com
Jean M. Healey     jean.healey@state.ma.us
Matthew Heyn     mheyn@ktbslaw.com
Whitman L Holt     wholt@stutman.com
Mark D Houle      mark.houle@pillsburylaw.com
Michelle Hribar     mhribar@rutan.com
Lewis R Landau     lew@landaunet.com
Kerri A Lyman     klyman@irell.com
Robert S Marticello     Rmarticello@wgllp.com
Neeta Menon     nmenon@stutman.com
Sarah D Moyed     moyeds@sec.gov
David L Osias     bcrfilings@allenmatkins.com, dosias@allenmatkins.com
Jonathan Petrus     jpetrus@ktbslaw.com
David M Poitras      dpoitras@jmbm.com
Michael B Reynolds     mreynolds@swlaw.com, kcollins@swlaw.com
Sarah Seewer      sarah.seewer@kirkland.com
Jonathon Shenson     jshenson@ktbslaw.com
Evan D Smiley     esmiley@wgllp.com
Philip E Strok     pstrok@wgllp.com
Samuel J Teele     steele@lowenstein.com
United States Trustee (SA)     ustpregion16.sa.ecf@usdoj.gov
Alan Z Yudkowsky     ayudkowsky@stroock.com
Scott H Yun     syun@stutman.com
This form is mandatory by Order of the United States Bankruptcy Court for the Central District of California.

January 2009	F 4001-10.NA

F 4001-10.NA
Order on Motion for Relief from Stay (Non-bankruptcy Action) — Page 6 of 6

In re	Fremont General Corporation,	CHAPTER: 11

	Debtor.	CASE NO.: 8:08-bk-13421-ES
SERVED BY THE COURT/BNC

Fremont General Corporation 175 N. Riverview Drive Anaheim, CA 92808 Attention: General Counsel	Counsel for the Debtor Theodore B. Stolman Whitman L. Holt STUTMAN, TREISTER & GLATT P.C. 1901 Avenue of the Stars, 12th Floor Los Angeles, CA 90067
TO BE SERVED BY THE DEBTOR BY U.S. MAIL AFTER ENTRY OF ORDER

Interim Lead Counsel Lynn Lincoln Sarko T. David Copley KELLER ROHRBACK L.L.P. 1201 Third Avenue, Suite 3200 Seattle, WA 98101-3052	Interim Liaison Counsel Michael D. Bruan BRUAN LAW GROUP, P.C. 10680 West Pico Blvd., Suite 280 Los Angeles, CA 90064

Debtor’s Special Litigation/Defense Counsel Michael C. Lieb Willenken Wilson Loh & Lieb LLP 707 Wilshire Blvd., Suite 3850 Los Angeles, CA 90017
This form is mandatory by Order of the United States Bankruptcy Court for the Central District of California.

January 2009	F 4001-10.NA